CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Intelligroup, Inc.:

        As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-11486, 333-31809, 333-56143, 333-67583, 333-73051 and 333-94285.



                                             /s/ Arthur Andersen LLP

                                             ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 29, 2000